UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 20, 2007

Oracle Corporation
(Exact name of Registrant as Specified in its Charter)

Delaware	000-51788	54-2185193

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Oracle Parkway, Redwood City, California	94065

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(650) 506-7000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.02 Results of Operations and Financial Condition

On March 20, 2007, Oracle Corporation issued a press release announcing financial results for its fiscal third quarter ended February 28, 2007. A copy of this press release is furnished as Exhibit 99.1 to this report.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated March 20, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION

Date: March 20, 2007	By:	/s/ SAFRA A. CATZ
Safra A. Catz President, Chief Financial Officer and Director

Exhibit Index

99.1	Press Release dated March 20, 2007